Exhibit 10.3

CONSENT AGREEMENT

This CONSENT AGREEMENT (the “Agreement”) dated as of August 31, 2025 (the “Effective Date”) is entered into among (a) VENUS CONCEPT INC., a Delaware corporation (“Venus Concept”), (b) the Guarantors party hereto (the “Guarantors”, and together with Venus Concept, the “Loan Parties”) and (c) each of (i) MADRYN HEALTH PARTNERS, LP, a Delaware limited partnership (“Madryn Health”) and (ii) MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP, a Cayman Islands limited partnership (“Madryn Cayman” and, together with Madryn Health, the “Lenders”; together the Lender and the Loan Parties are hereinafter referred to as the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Notes (as defined below).

RECITALS

WHEREAS, the Lenders and Venus Concept were parties to that certain Securities Exchange Agreement, dated as of December 8, 2020 (as amended, restated, supplemented, waived or otherwise modified from time to time), pursuant to which the Lenders agreed to exchange a portion of Venus Concept’s existing debt for (a) two new promissory notes issued by Venus Concept to each of Madryn Health and Madryn Cayman (as amended, amended and restated, supplemented, waived, exchanged or otherwise modified from time to time, collectively, the “Original Notes”);

WHEREAS, pursuant to that certain Exchange Agreement, dated as of dated as of October 4, 2023, and made among Venus Concept and the Lenders, the Lenders exchanged the Original Notes for (a) two new promissory notes issued by Venus Concept to each of Madryn Health and Madryn Cayman (as amended, amended and restated, supplemented, waived, exchanged or otherwise modified from time to time, collectively, the “October 2023 Notes”) and (b) shares of preferred stock of Venus Concept;

WHEREAS, pursuant to that certain Exchange Agreement, dated as of March 31, 2025, and made among Venus Concept and the Lenders, the Lenders exchanged the October 2023 Notes for (a) two new promissory notes issued by Venus Concept to each of Madryn Health and Madryn Cayman (as amended, amended and restated, supplemented, waived, exchanged or otherwise modified from time to time, collectively, the “March 2025 Notes”) and (b) shares of preferred stock of Venus Concept;

WHEREAS, pursuant to that certain Exchange Agreement, dated as of June 30, 2025, and made among Venus Concept and the Lenders (the “Exchange Agreement”), the Lenders exchanged the March 2025 Notes for (a) two new promissory notes issued by Venus Concept to each of Madryn Health and Madryn Cayman (as amended, amended and restated, supplemented, waived, exchanged or otherwise modified from time to time, collectively, the “Notes” and each, a “Note”) and (b) shares of preferred stock of Venus Concept;

WHEREAS, Venus Concept has requested relief from the obligation to comply with the requirements of Section 12.16 (Liquidity) of each Note in respect of Venus Concept’s minimum liquidity amounts (“Requested Minimum Liquidity Consent”); and

WHEREAS, the Lenders are willing to consent to and the Requested Minimum Liquidity Consent, subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Requested Minimum Liquidity Consent. The Lenders, as of the date hereof, hereby approve the Requested Minimum Liquidity Consent and agree that until September 30, 2025, the failure of Venus Concept to comply with the obligations of Section 12.16 (Liquidity) of each Note shall not constitute an Event of Default under the Notes. The above consent shall not otherwise modify or affect Venus Concept’s obligations to comply fully with the terms of the Exchange Agreement or the Notes in the future and is limited solely to the matters set forth in this Section 1. Nothing contained in this Agreement shall be deemed to constitute a waiver of any duty, term, condition or covenant contained in the Exchange Agreement or the Notes in the future, or any other rights or remedies any Lender may have under the Exchange Agreement or the Notes or under applicable law.

2.         Conditions Precedent. This Agreement shall be effective upon the date on which the Lenders shall have received counterparts of this Agreement duly executed by Venus Concept, the Guarantors and the Lenders.

3.          Reaffirmation. Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Exchange Agreement and Notes to which it is a party and (b) that it is responsible for the observance and full performance of all obligations under the Exchange Agreement and Notes, including without limitation, the repayment of the Notes. Furthermore, each Loan Party acknowledges and confirms that by entering into this Agreement, the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Exchange Agreement or the Notes or any applicable law or any of the obligations of the Loan Parties thereunder.

4.           Representations and Warranties. Each Loan Party represents and warrants to the Lenders as follows:

(a)          As of the Effective Date, no Event of Default has occurred and is continuing.

(b)        The representations and warranties of Venus Concept (including on behalf of its subsidiaries, as applicable) contained in Section 3.1 of the Exchange Agreement, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to material adverse effect) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to material adverse effect) as of such earlier date.

(c)          Each Loan Party has the full power and authority to enter into, execute and deliver this Agreement and perform its obligations hereunder, under the Exchange Agreement and under each of the Notes. The execution, delivery and performance by each Loan Party of this Agreement, and the performance by each Loan Party of the Exchange Agreement and each Note to which it is a party, in each case, are within such person’s powers and have been authorized by all necessary corporate action of such person.

(d)         This Agreement has been duly executed and delivered by such person and constitutes such person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e)         No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such person of this Agreement.

(f)          The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it or its subsidiaries.

(g)         The Loan Parties’ obligations are not reduced or modified by this Agreement and are not subject to any offsets, defenses or counterclaims.

5.          Release.     As a material part of the consideration for the Lenders entering into this Agreement (this Section 5, the “Release Provision”):

(a)        Each Loan Party agrees that the Lenders, each of their respective affiliates and each of the foregoing persons’ respective officers, managers, members, directors, advisors, sub- advisors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Exchange Agreement or the Notes on or prior to the date hereof.

(b)          Each Loan Party hereby acknowledges, represents and warrants to the Lender Group that:

(i)           it has read and understands the effect of the Release Provision. Each Loan Party has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for such Loan Party has read and considered the Release Provision and advised each Loan Party with respect to the same. Before execution of this Agreement, each Loan Party has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)         no Loan Party is acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Each Loan Party acknowledges that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)        each Loan Party has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv)        each Loan Party is the sole owner of its respective claims released by the Release Provision, and no Loan Party has heretofore conveyed or assigned any interest in any such claims to any other Person.

(c)          The Loan Parties understand that the Release Provision was a material consideration in the agreement of the Lenders to enter into this Agreement. The Release Provision shall be in addition to any right, privileges and immunities granted to the Lenders under the Exchange Agreement or Notes.

6.           Miscellaneous.

(a)          The Exchange Agreement and the Notes, each as may be modified hereby, and the obligations of the Loan Parties thereunder, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)         This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(c)       THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

VENUS CONCEPT USA INC.,
as Borrower and a Grantor

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	President and Assistant Secretary

VENUS CONCEPT INC.,
as a Guarantor and a Grantor

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	Chief Executive Officer

VENUS CONCEPT CANADA CORP.,
as a Guarantor and a Grantor

By:	/s/ Michael Mandarello
Name:	Michael Mandarello
Title:	President and General Manager

VENUS CONCEPT LTD,
as a Guarantor and a Grantor

By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	Chief Executive Officer

Consent Agreement

MADRYN HEALTH PARTNERS, LP, as a Lender

By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

By:	/s/ Avinash Amin
Name:	Avinash Amin
Title:	Member

MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP, as a Lender

By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

By:	/s/ Avinash Amin
Name:	Avinash Amin
Title:	Member